EXHIBIT D-2

FEES PAID TO NB MANAGEMENT
(Pursuant to Management, Administration and Distribution Agreements
between the Trust on behalf of each Fund and NB Management)

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NEUBERGER BERMAN EQUITY FUNDS
(fees paid under each agreement for fiscal year ended August 31, 2008)
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Fund	Management	Class	Administration	Distribution
	Fee		Fee	Fee
Neuberger Berman Century Fund	$61,814	Investor	$29,223	[$0]
Neuberger Berman Climate Change Fund	$6,297	Institutional	$1,116	[$0]
		A	$[____]	$[____]
		C	$[____]	$[____]
Neuberger Berman Emerging Markets Equity Fund*	N/A	Institutional	N/A	N/A
		A	N/A	N/A
		C	N/A	N/A
Neuberger Berman Equity Income Fund	$6,794	Institutional	$1,881	[$0]
		A	$[____]	$[____]
		C	$[____]	$[____]
Neuberger Berman Focus Fund	$4,969,342	Investor	$2,320,048	[$0]
		Trust	$226,898	$56,735
		Advisor	$79,305	$49,569
Neuberger Berman Genesis Fund	$76,273,355	Investor	$5,419,863	[$0]
		Trust	$19,037,236	[$0]
		Advisor	$2,236,218	$1,397,666
		Institutional	$6,210,318	[$0]
Neuberger Berman Guardian Fund	$7,242,011	Investor	$3,532,177	[$0]
		Trust	$450,673	$112,671
		Advisor	$3,816	$2,385
Neuberger Berman International Fund	$9,230,732	Investor	$1,403,528	[$0]
		Trust	$2,433,992	[$0]
Neuberger Berman International Institutional Fund	$4,201,850	Institutional	$753,870	[$0]
Neuberger Berman International Large Cap Fund	$1,054,798	Trust	$219,771	$54,943
		Institutional	$205,265	[$0]
		A	$[____]	$[____]
		C	$[____]	$[____]
Neuberger Berman Large Cap Disciplined Growth	$9,199	Institutional	$2,524	[$0]
Fund		A	$[____]	$[____]
		C	$[____]	$[____]
Neuberger Berman Mid Cap Growth Fund	$2,543,830	Investor	$1,130,351	[$0]
		Trust	$50,913	[$0]
		Advisor	$9,760	$6,097
		Institutional	$34,422	$0
Neuberger Berman Partners Fund	$18,671,438	Investor	$6,013,611	[$0]
		Trust	$4,451,177	$1,112,843
		Advisor	$2,373,077	$1,483,203
		Institutional	$226,808	[$0]
Neuberger Berman Real Estate Fund	$467,931	Trust	$233,273	$58,319
		Institutional	$263	[$0]
Neuberger Berman Regency Fund	$755,161	Investor	$217,658	[$0]
		Trust	$214,341	$53,581
Neuberger Berman Select Equities Fund	$8,513	Institutional	$2,330	[$0]
		A	$[____]	$[____]
		C	$[____]	$[____]

Fund	Management	Class	Administration	Distribution
	Fee		Fee	Fee
Neuberger Berman Small Cap Growth Fund	$1,454,680	Investor	$350,407	[$0]
		Trust	$99,075	$24,767
		Advisor	$39,392	$24,624
		Institutional	$2,720	[$0]
Neuberger Berman Small and Mid Cap Growth Fund	$46,946	Trust	$34,142	$8,535
Neuberger Berman Socially Responsive Fund	$6,009,872	Investor	$2,051,922	[$0]
		Trust	$1,454,204	$363,569
		Institutional	$65,961	[$0]

  *The Fund did not commence operations until after August 31, 2008.

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LEHMAN BROTHERS INCOME FUNDS
(fees paid under each agreement for fiscal year ended October 31, 2008)
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Fund	Management	Class	Administration	Distribution
	Fee		Fee	Fee
Neuberger Berman California Tax-Free Money Fund*	-	Investor	-	-
	-	Reserve	-	-
Neuberger Berman Cash Reserves	[$______]	Investor	[$______]	[$______]
Neuberger Berman Core Bond Fund	[$______]	Investor	[$______]	[$______]
		Institutional	[$______]	[$______]
		A	[$______]	[$______]
		C	[$______]	[$______]
Neuberger Berman Government Money Fund**	[$______]	Investor	[$______]	[$______]
Neuberger Berman High Income Bond Fund	[$______]	Investor	[$______]	[$______]
Neuberger Berman Municipal Money Fund	[$______]	Investor	[$______]	[$______]
Neuberger Berman Municipal Securities Trust	[$______]	Investor	[$______]	[$______]
Neuberger Berman New York Municipal Money Fund	[$______]	Investor	[$______]	[$______]
Neuberger Berman Short Duration Bond Fund	[$______]	Investor	[$______]	[$______]
		Trust	[$______]	[$______]
Neuberger Berman Strategic Income Fund	[$______]	Trust	[$______]	[$______]
		Institutional	[$______]	[$______]
		A		[$______]
		C		[$______]
Neuberger Berman Tax-Free Money Fund	[$______]	Reserve	[$______]	[$______]

* Neuberger Berman California Tax-Free Money Fund commenced operations December 27, 2007.

** Fees paid for fiscal year ended March 31, 2008.

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LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS
(fees paid under each agreement for fiscal year ended March 31, 2008)
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Fund	Management	Class	Administration	Distribution
	Fee		Fee	Fee
Neuberger Berman Treasury Fund	[$______]	Institutional	[$______]	[$______]

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NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES
(fees paid under each agreement for fiscal year ended March 31, 2008)
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Fund	Management	Class	Administration	Distribution
	Fee		Fee	Fee
Neuberger Berman Institutional Cash Fund	[$______]	Trust	[$______]	[$______]
Neuberger Berman Prime Money Fund	[$______]	Trust	[$______]	[$______]